1 Second Quarter 2014 FAQs Updated September 3, 2014 – New or updated questions/answers are in red Q: What drove the year-over-year improvement in your operating profit? A: We grew our operating profit, excluding actions, $50 million over last year. Slightly more than half of the increase was due to continued profitability improvement in our core business, which was driven by our Innovate-to-Elevate strategy and efficiency gains from our self-owned global supply chain. The lion’s share of the remainder was from the contribution of Maidenform. Year-to-date Maidenform has contributed approximately $25 million to operating profit, excluding actions. Included in our full-year guidance is our expectation that Maidenform could contribute between $35 million and $40 million to operating profit, excluding actions, which reflects the seasonal trends in their profitability. Q: Now that you have exceeded the high-end of your prior operating margin goal of 12-14%, can you provide an update to this goal? A: At this time, given our current set of strategies, including acquisitions, we believe the best metric to measure our success in creating shareholder value is growth in our earnings per share. We can grow our EPS by continuing to expand our profit margins in our core business, which should come from extending our Innovate-to-Elevate strategy across our business and driving further efficiencies within our self-owned global supply chain, as well as by wisely deploying our cash flow. We believe the combination of the momentum in our core business, the expected benefits from acquisitions and the benefits from deploying future cash flows positions us for continued double-digit EPS growth for the next several years. Q: How has the third quarter performed to-date in relation to your expectations? A: On July 23, we issued financial guidance that included a refinement of our sales estimate as we expected the challenging consumer spending environment to continue through the remainder of the year and an increase in operating profit and EPS that was driven by our outlook for continued strength in our Innovate-to-Elevate strategy and efficiency gains from our self-owned supply chain. On September 3, we stated that recent results remain consistent with all of those expectations. Q: How have Back-to-School trends been in your Innerwear business? A: We entered the second half of the year with the view that consumer spending would remain challenging and we are seeing this unfold as we expected. While we are only midway through the back-to-school season, overall sell through trends in our Innerwear business are tracking to our expectation with point-of-sale improving month-to-month in August.

2 DBApparel- related FAQs Q: What is the expected financial contribution of the DBApparel acquisition? A: Once synergies are fully realized, which we currently estimate will be within three to four years, we believe DBA should annually add $125 million to operating profit, $1.00 a share to earnings, and $125 million to cash flow from operations. Q: Can you reconcile your expectation for DBApparel to add $0.20 to 2014 EPS for four months of financial contribution with your expectation for DBApparel to add $0.25 to 2015 EPS for a full twelve months of financial contribution? Does this imply there is upside to your initial 2015 EPS estimate for DBA? A: There are two items that have resulted in a disproportionate EPS contribution in 2014. The first is we will only have four months of interest expense in 2014 from the new debt incurred to fund this transaction compared with a full twelve months of interest expense in 2015. The second is due to the timing of the acquisition closing as DBApparel generates approximately half of their operating profit in the year-end holiday season of September through December. With respect to the 2015 contribution from DBA, simply normalizing the 2014 contribution for a full year implies there could be a slightly higher EPS contribution than the initial $0.25 we provided on June 25. However, we have only just begun our integration planning for DBA, so we will provide any updates to our 2015 outlook when appropriate. Q: How confident are you that you will be able to achieve $1.00 per share in accretion by year three or four and where are the synergies coming from? A: We believe we can deliver the $1.00 per share accretion within three to four years. The sources of synergies are: (1) grafting our disciplined Innovate-to-Elevate strategy onto their existing business; and, (2) leveraging our global supply chain, especially by internalizing third-party sourced production. Q: Can you share with us your specific synergy plans and how you expect them to unfold – SG&A versus COGS? A: Now that the acquisition has closed, we have begun our process of developing a detailed integration plan, which we expect to finalize in early 2015 (this is in contrast to Maidenform where we were able to make significant progress on our integration planning in the two to three months prior to closing the acquisition). While we do not have a detailed plan at this point, we know the general strategies of how we would add value through the acquisition of DBApparel. First, we will run the business with a branded consumer-focused mindset. Innerwear businesses with strong brands and leading market shares should have operating margins at least in the teens, not single digits. This is where our disciplined Innovate-to-Elevate strategy comes in – it will provide the path to better margins. Second, we see a competitive advantage and can generate higher margins by self-manufacturing most of our products in our core categories and programs, not sourcing from third-party manufacturers as DBApparel does for certain core categories and programs. When you combine both of these strategies, we believe we can create revenue synergy opportunities, strengthen the business in their core markets, and double the profitability of the business in three to four years, moving their operating margin from single digits to the mid-teens.

3 Q: Where do you expect the supply chain leverage to come from? Will you close facilities in developed countries? A: We do not have specific plans as of yet, but we see opportunities with internalization of production that is now outsourced and by leveraging our joint R&D capabilities. With respect to internalization, DBA predominantly sources intimate apparel and men’s underwear products from third parties, where we predominantly self-manufacture these products. Internalizing many of these products can lead to better margin structures. For hosiery, the two companies’ operations follow a similar model in developed countries (in fact, we still run hosiery automation developed by DIM in Autun). We knit and sometimes finish hosiery in the United States with some finishing work done in lower-wage regions, such as Central America. Likewise, DBA knits hosiery in France and Germany and performs additional finishing work in France and lower-wage countries. This structure seems to work as well for DBA in Europe as it does for us in the United States. In terms of R&D, both organizations have complementary strengths in R&D. By focusing these joint capabilities through our disciplined consumer-driven Innovate-to-Elevate process, we should be able to further develop platform innovations for many years to come. Q: What is grafting Innovate-to-Elevate onto their business actually mean? A: Applying our Innovate-to-Elevate strategy allows us to maximize the value of a branded consumer-focused business. Innovate-to-Elevate maximizes three of the competitive strengths we have in our business: 1) Brand Power, 2) Platform Innovation, and 3) Global Supply Chain Leverage with an emphasis on internal manufacturing. When we are able to combine these strengths at the same time, we are able to unlock the ability to elevate our brands in the marketplace, better meet the needs of our retailers and consumers, and generate a higher average price per unit and lower cost per unit. Applying the Innovate-to-Elevate strategy to the DBApparel business would drive sustainable margin expansion across its strong brand portfolio and market geography. More specifically, Brand Power gives us pricing flexibility, consumer trust to try new innovations, and expansion potential across channels of trade and geographies. For Innovation Platforms, we follow a disciplined consumer packaged goods process to meet long-term consumer needs through big R&D-driven platforms supported by proven advertising and marketing. Internalizing production in our Global Supply Chain gives us tremendous ability to manufacture at low cost and apply scale to maximize our margins. Q: Does this provide a platform to expand your brands into Europe and vice versa? Is this the revenue synergy opportunity? A: The revenue synergies will come from focusing on efforts in Europe that leverage all three aspects of our Innovate-to- Elevate strategy, just as we do elsewhere: building brand power, introducing platform innovations, and leveraging our combined global supply chain with a focus on self-manufacturing. DBApparel already primarily has the No.1 position in their markets, and the DIM brand already has a dominant share, so there is little need or opportunity to cross- introduce our brands into their geography, and vice versa. We do have the potential to cross-pollinate product ideas and R&D expertise.

4 Q: How will the earnings per share contribution trend progress from $0.25 in 2015 to $1.00 within three or four years? A: We will be able to provide more detail once we have a detailed integration plan in place. While the details are still being developed, the progression will be a function of generating value by grafting our disciplined Innovate-to-Elevate strategy onto their existing business and leveraging our global supply chain, especially by internalizing third-party sourced production. Q: Excluding the purchase price, what are the total costs associated with the DBApparel acquisition? And what portion will be cash-based? A: We will provide more detail once we have a detailed integration plan in place. Q: What drove the timing of this deal? A: We began conversations with Sun Capital in February 2014. We believe that we are the logical strategic buyer to re- unite these two former sister companies. We negotiated exclusively with Sun Capital and were able to announce our intention to acquire the business, provided consultation with employee works councils is completed and customary closing conditions are met. Q: How did you fund this acquisition? A: We used a combination of offshore cash on hand and €363 million in issued debt. Q: Can you provide any insight into DBApparel’s financial performance? A: DBA currently generates more than $875 million in annual revenue but with only a mid-single-digit operating margin. Our intention is to focus on DBA’s profitable core. As we graft our Innovate-to-Elevate strategy onto their business and leverage our global supply chain, we believe we can grow their core revenue and increase operating margins to the mid-teens within three to four years. Q: When is the transaction expected to close? A: The transaction closed on August 29.

5 Maidenform-related FAQ Q: Now that you’ve owned Maidenform for nearly a year, can you highlight any positives or negative surprises and where you may have some opportunity? A: The strategic rationale for this acquisition remains compelling. Inherent in our 2014 guidance are the actions we’ve taken to get Maidenform down to its core profitable base of around $500 million in sales. For 2014 we are now estimating approximately $35 million to $40 million in operating profit contribution. We are now managing Maidenform as part of our core business. Within three years, we’ve talked about taking that operating profit to $80 million driven by SG&A synergies, supply chain synergies, and grafting Innovate-to-Elevate onto the business. Cost savings from headcount reductions should be fully realized in Q4 of 2014 and into 2015. From a supply chain perspective, we began to internalize manufacturing for Maidenform products in July of 2014 and we should begin to see those benefits in the P&L in 2015, just as we had planned. We are very excited about grafting the Innovate-to- Elevate process to that business and have already integrated our two design organizations. They are diligently working on platform innovations for the Maidenform brand that will launch at retail in late 2015. Overall, we feel great about the Maidenform acquisition and what it can contribute to sales and margins for 2014 and beyond. Q: What are your plans for Maidenform’s current product line-up? A: Maidenform’s brands fit right in the heart of our contemporary, younger brands, forming a nice balance against our classic brands of Bali, Playtex and Just My Size. Looking at our overall Intimates business, we now have a stronger number two position in bras and a No. 1 position in shapewear. We are beginning to see the opportunities to drive our Innovate-to-Elevate strategy through the entire Maidenform portfolio. We will focus their innovation on fewer but bigger “platform initiatives,” beginning to advertise these platforms to build brand power, and as these platforms gain scale, internalizing them into our supply chain to substantially improve margins. Q: What is your strategy for bringing the various brands together? For example, do you plan to offer only certain brands to certain customers? A: We plan to foster long-term growth opportunities by combining the respective capabilities of the portfolios and cross- introducing new products. Shortly after closing we went to market with our key retailers to begin refining assortments and positioning with our full portfolio of Classic and Contemporary brands; the response from our retailers has been uniformly positive. Q: Do you plan to consolidate their outlet store footprint within your existing footprint? A: We have no plans to close their retail outlets stores and will continue to focus on four-wall profitability within our retail business.

6 # # # Cautionary Statement Concerning Forward-Looking Statements This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “may,” “believe,” “will,” “expect,” “project,” “estimate,” “intend,” “anticipate,” “plan,” “continue” or similar expressions. In particular, among others, statements about the HanesBrands acquisition of Maidenform and DBApparel (the “acquisitions”), including integration plans and the expected impact of the acquisitions on HanesBrands’ sales, earnings, operating profit and cash flow from operations, are forward-looking statements. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans and expectations of our management, expressed in good faith. However, there can be no assurance that the expectation or belief will result or will be achieved or accomplished, and actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements, including, but not limited to our ability to achieve expected synergies and successfully complete the integration of Maidenform and DBApparel and the level of expenses and other charges related to the acquisition. For further information regarding the risks associated with HanesBrands’ business, please refer to our most recent Securities and Exchange Commission reports, including our annual report on Form 10-K and quarterly reports on Form 10-Q, as well as in the investors section of our corporate website at www.Hanes.com/investors. Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not be considered a complete list. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All forward-looking statements speak only as of the date hereof. We undertake no obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.